UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 31, 2008

The Shaw Group Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Louisiana	1-12227	72-1106167
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4171 Essen Lane, Baton Rouge, Louisiana		70809
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	225-932-2500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On December 31, 2008, The Shaw Group Inc., a Louisiana corporation (the "Company"), entered into an Amended and Restated Employment Agreement with each of the following executive officers (the "NEOs") of the Company:

J. M. Bernhard, Jr. – Chairman, President and Chief Executive Officer

Brian K. Ferraioli – Executive Vice President and Chief Financial Officer

David P. Barry – President of the Nuclear Division of the Power Group

Ronald W. Oakley – Managing Director of Shaw Group UK Holdings, Ltd.

Dirk J. Wild – Senior Vice President, Administration

Each of these Amended and Restated Employment Agreements (the "NEO Agreements") amends and restates in its entirety the existing employment agreement (the "Existing Agreements") between with the Company and each of the NEOs and is filed as an exhibit to this Current Report on Form 8-K as set forth in Item 9.01 below.

Generally, the amendments to the Existing Agreements relate to (a) the requirements of Section 409A of the Internal Revenue Code of 1986, as amended; and (b) the Company’s decision to conform the Existing Agreements to the format and terms of more recent employment agreements entered into by the Company and certain of its other executive officers.

The foregoing discussion is qualified in its entirety by the terms and provisions of the NEO Agreements which are all filed as exhibits to this Current Report on Form 8-K as set forth in Item 9.01 below, and are incorporated by reference in this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Amended and Restated Employment Agreement entered into December 31, 2008, by and between The Shaw Group Inc. and J. M. Bernhard, Jr.

10.2 Amended and Restated Employment Agreement entered into December 31, 2008, by and between The Shaw Group Inc. and Brian K. Ferraioli.

10.3 Amended and Restated Employment Agreement entered into December 31, 2008, by and between The Shaw Group Inc. and David P. Barry.

10.4 Amended and Restated Employment Agreement entered into December 31, 2008, by and between The Shaw Group Inc. and Ronald W. Oakley.

10.5 Amended and Restated Employment Agreement entered into December 31, 2008, by and between The Shaw Group Inc. and Dirk J. Wild.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Shaw Group Inc.

January 6, 2009	By:	Clifton S. Rankin

Name: Clifton S. Rankin
Title: General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

10.1	10.1 Amended and Restated Employment Agreement entered into December 31, 2008, by and between The Shaw Group Inc. and J. M. Bernhard, Jr.
10.2	10.2 Amended and Restated Employment Agreement entered into December 31, 2008, by and between The Shaw Group Inc. and Brian K. Ferraioli.
10.3	10.3 Amended and Restated Employment Agreement entered into December 31, 2008, by and between The Shaw Group Inc. and David P. Barry.
10.4	10.4 Amended and Restated Employment Agreement entered into December 31, 2008, by and between The Shaw Group Inc. and Ronald W. Oakley.
10.5	10.5 Amended and Restated Employment Agreement entered into December 31, 2008, by and between The Shaw Group Inc. and Dirk J. Wild.